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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) December 30, 1998

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                              HOST MARRIOTT, L.P.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

        0-25087                                         52-2095412
(Commission File Number)                 (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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       Registrant's Telephone Number, Including Area Code (301) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On December 30, 1998, Host Marriott L.P., whose sole general partner and majority owner is Host Marriott Corporation, acquired ownership of, or controlling interests in, twelve upscale and luxury full-service hotels and certain other assets from the Blackstone Group and a series of funds controlled by Blackstone Real Estate Partner (together, the "Blackstone Entities"). In exchange for these hotel properties and other assets, which have a transaction value of approximately $1.5 billion, Host Marriott, L.P. issued approximately 44 million partnership units, assumed debt and made cash payments totaling approximately $900 million and transferred 1.4 million shares of Crestline Capital Corporation ("Crestline", NYSE:CLJ), a former subsidiary of Host Marriott Corporation engaged in the hotel leasing, senior living and asset management businesses. Host Marriott L.P. expects to issue the Blackstone Entities approximately 3.7 million additional partnership units in April 1999 to compensate the Blackstone Entities for the Crestline distribution, although the exact number of partnership units cannot yet be determined. The Blackstone portfolio includes the Ritz-Carlton, Amelia Island, the Ritz-Carlton, Boston, the Hyatt Regency Burlingame at San Francisco Airport, the Hyatt Regency Cambridge, the Hyatt Regency Reston, Virginia, the Grand Hyatt Atlanta, the Four Seasons Philadelphia, the Four Seasons Atlanta, the Drake (Swissotel), New York, the Swissotel Chicago, the Swissotel Boston and the Swissotel Atlanta. As part of the transaction, Host Marriott, L.P. also acquired certain other assets, including the first mortgage loan on the Four Seasons Beverly Hills. A 25% interest in the Swissotel U.S. management company also was acquired and immediately sold to Crestline.

        A director of Host Marriott Corporation, John G. Schreiber, is a limited partner of Blackstone Real Estate Associates, LP and Blackstone Real Estate Associates II, LP and as such is deemed to indirectly beneficially own approximately 34.8 million partnership units of Host Marriott LP.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of business acquired:

             It is impracticable for the Registrant to provide the required financial statements and pro forma financial information at the time of this filing. The Registrant will file such financial statements and pro forma financial information by amendment no later than 60 days after the date this report is filed, as permitted under Item 7 of Form 8-K.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Host Marriott, L.P.
                                        By: Host Marriott Corporation,
                                            its General Partner

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: January 14, 1999

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